October 20, 2017

Pzena Mid Cap Value Fund
A series of Advisors Series Trust

Investor Class  PZVMX
Institutional Class  PZIMX

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional
Information (“SAI”), each dated June 28, 2017

Effective October 12, 2017, Pzena Investment Management, LLC (the “Adviser”), investment advisor of the Pzena Mid Cap Value Fund (the “Fund”), has contractually agreed to reduce the Fund’s Expense Caps for the Investor Class and Institutional Class to 1.25% and 0.90%, respectively, (the “Expense Caps”).  The Expense Caps will be in place at least through June 27, 2019.

Summary Prospectus and Prospectus

In connection with these reductions, the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee)	5.86%	5.85%
Shareholder Servicing Plan Fee	0.10%	None
Total Annual Fund Operating Expenses(1)	6.91%	6.65%
Less: Fee Waiver and Expense Reimbursement(2)	-5.65%	-5.74%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.26%	0.91%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Mid Cap Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Pzena Investment Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Mid Cap Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Investor Class shares and 0.90% of average daily net assets of the Institutional Class shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived and paid, subject to the Expense Caps.

October 20, 2017

Example.  This Example is intended to help you compare the cost of investing in the Mid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$128	$1,535	$2,888	$6,051
Institutional Class	$93	$1,455	$2,772	$5,879

Prospectus

The “Fund Expenses” sub-section on page 35 of the Prospectus is modified as follows:

Fund Expenses

The Funds are responsible for their own operating expenses.  However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Funds to ensure that the Funds’ aggregate annual operating expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short and extraordinary expenses) do not exceed the following amounts as a percentage of each Class’ average daily net assets, through at least June 27, 2018 for the Small Cap Fund, Emerging Markets Fund and Long/Short Fund and through at least June 27, 2019 for the Mid Cap Fund:

Fund	Investor Class	Institutional Class
Mid Cap Fund	1.25%	0.90%
Small Cap Fund	1.55%	1.20%
Emerging Markets Fund	1.60%	1.25%
Long/Short Fund	2.10%	1.75%

All other references contained in the Summary Prospectus, Prospectus and SAI to the Mid Cap Fund’s Expense Caps are hereby superseded by the information contained in this Supplement.

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.